Exhibit 99.2

United States Bankruptcy Court
Southern District of New York

Debtors Radio Unica Communications Corp., et al.             Case No. 03-16837
                                                             Chapter 11


                 Consolidated Monthly Operating Statement for
               the Period November 1, 2003 to November 30, 2003
-------------------------------------------------------------------------------
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

Debtor's Address:    8400 NW 52nd Street
                     Suite 101
                     Miami, FL  33166                        Monthly Disbursements: $  1,848,411

Debtor's Attorney:   Skadden Arps Slate Meagher & Flom LLP
                     Four Times Square
                     New York, NY  10036
                     Attn:  Gregory Milmoe
                                                             Monthly Operating Loss: $  (1,484,521)

Report Preparer:  Manuel Borges
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   THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


Date:  December 15, 2003                        /s/ Steven E. Dawson     EVP/CFO
                                                --------------------------------
                                                         Signature and Title


          Indicate if this is an amended statement by checking here:
                         Amended Statement ___________


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c
RADIO UNICA COMMUNICATIONS CORP. et al.
(DEBTOR IN POSSESSION)
CONSOLIDATED BALANCE SHEETS

                                                                              November 30, 2003
                                                                        ----------------------------
ASSETS
Current Assets:
   Cash and cash equivalents                                            $         8,429,358
   Accounts receivable, net                                                       7,681,333
   Prepaid expenses and other assets                                              1,908,413
                                                                        ----------------------------
Total current assets                                                             18,019,104

Property and equipment                                                           20,581,318
Broadcast licenses                                                               96,433,935
Other intangibles                                                                 5,862,570
Due from Mass                                                                         4,955
Other assets                                                                      2,880,035
                                                                        ----------------------------
                                                                        $       143,781,917
                                                                        ----------------------------
LIABILITIES AND STOCKHOLDERS' DEFICIT
Post Petition Liabilities Not Subject to Compromise
 Current liabilities:
   Accounts payable                                                     $             8,518
   Accrued expenses                                                                 730,907
   Current portion of long term debt                                                  1,193
   Deferred Income                                                                   15,444
                                                                        ----------------------------
Total current liabilities                                                           756,062

Pre Petition Liabilities Subject to Compromise                                  190,101,254          (a)

 Commitments and contingencies

 Stockholders' equity:
   Preferred stock; $.01 par value; 5,000,000 share authorized
      no shares issued and outstanding                                                -
   Common stock $.01 par value, 40,000,000 shares authorized,
   21,316,768 shares issued and 20,811,602 shares outstanding                       214,205
   Additional paid-in capital                                                   161,562,206
   Treasury Stock at cost, 478,800 shares                                        (1,315,644)
   Stockholder notes receivable                                                    (789,657)
   Deferred compensation expense                                                     (4,997)
   Accumulated deficit                                                         (206,741,512)
                                                                        ----------------------------
   Total stockholders' equity                                                   (47,075,399)
                                                                        ----------------------------
                                                                        $       143,781,917
                                                                        ============================
                                                                                      -
(a) Prepetion liabilities subject to compromise consist of the following:

Senior secured notes                                                    $       158,088,000
Accrued Interest Senior Discount Notes - Prepetition                              4,643,835
Accrued Interest Senior Discount Notes - Postpetition                             1,547,945
Borrowings under revolving credit facility                                       20,000,000
Accrued interest revolving credit facility                                            -
Accounts payable                                                                        637
Accrued expenses                                                                  4,748,377
Deposits Payable                                                                     84,000
Deferred taxes                                                                      988,460
                                                                        ----------------------------
                                                                        $       190,101,254
                                                                        ============================
Note:
   For SEC reporting purposes the Company's consolidated financial statements include the results for MASS Promotions Inc. a wholly owned subsidiary of the Company. However, due to the fact that MASS Promotions Inc. is not a
   Debtor in this case their results have not been reflected in the consolidated numbers above.
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

RADIO UNICA COMMUNICATIONS CORP. et al.
(DEBTOR IN POSSESSION)
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)


                                                                                            For the month
                                                                                                ended
                                                                                          November 30, 2003
                                                                                    -----------------------------
Net revenue                                                                         $         3,179,657

Operating expenses:
   Direct operating (exclusive of depreciation shown separately below)                          367,667
   Selling, general and administrative                                                        1,097,048
   Network (exclusive of depreciation shown separately below)                                   921,552
   Corporate                                                                                    292,067
   Financial advisory, legal and restructuring fees                                              20,032
   Depreciation and amortization                                                                252,861
   Stock option compensation                                                                      5,257
                                                                                    -----------------------------
                                                                                              2,956,484
                                                                                    -----------------------------
Income from operations                                                                          223,173

Other income (expense):
   Interest expense                                                                          (1,721,495)
   Interest income                                                                               11,938
   Other                                                                                          1,863
                                                                                    -----------------------------
                                                                                             (1,707,694)
                                                                                    -----------------------------
Net loss                                                                            $        (1,484,521)
                                                                                    =============================

Note
For SEC reporting purposes the Company's consolidated financial statements include the results for MASS Promotions Inc. a wholly owned subsidiary of the Company. However, due to the fact that MASS Promotions Inc. is not a Debtor in this case their results have not been reflected in the consolidated numbers above.
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

RADIO UNICA COMMUNICATIONS CORP. et al.
(DEBTOR IN POSSESSION)
CONSOLIDATED STATEMENTS OF CASH FLOW (Unaudited)


                                                                                             For the month
                                                                                                 ended
                                                                                            November 30, 2003
                                                                                    --------------------------------
Operating Activities
Net Loss                                                                            $        (1,484,521)
Adjustments to reconcile net loss to net cash used in operating activities:
   Depreciation and amortization                                                                252,861
   Provision for bad debt                                                                      (471,049)
   Accretion of interest on senior secured discount notes                                           -
   Amortization of deferred financing cost                                                       75,356
   Stock option compensation expense                                                              5,258
   Gain on sale of radio station assets                                                              -
   Other                                                                                             -
   Change in assets and liabilities
        Accounts receivable                                                                     242,364
        Prepaid expenses and other current assets                                               503,200
        Accounts payable                                                                       (101,846)
        Accrued expenses                                                                        364,156
        Interest payable                                                                      1,547,945
        Other assets                                                                             13,955
                                                                                    --------------------------------
Net cash used in operating activities                                                           947,679
                                                                                    --------------------------------

Investing Activities
Acquisition of property and equipment                                                                -
Proceeds from sale of radio station assets                                                           -
                                                                                    --------------------------------
Net cash used in investing activities                                                                -
                                                                                    --------------------------------

Financing Activities
Repayment of notes payable                                                                         (421)
Borrowings under revolving credit facility                                                           -
Due from Mass, net                                                                               (5,986)
                                                                                    --------------------------------
Net cash used in financing activities                                                            (6,407)
                                                                                    --------------------------------

Increase/(Decrease) in cash and cash equivalents                                                941,272
Cash and cash equivalents at beginning of year                                                7,488,086
                                                                                    --------------------------------
Cash and cash equivalents, end of period                                            $         8,429,358
                                                                                    ================================


Note
For SEC reporting purposes the Company's consolidated financial statements include the results for MASS Promotions Inc. a wholly owned subsidiary of the Company. However, due to the fact that MASS Promotions Inc. is not a Debtor in this case their results have not been reflected in the consolidated numbers above.
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

United States Bankruptcy Court
Southern District of New York


Debtors:  Radio Unica Communications Corp., et al.                     Case No. 03-16837
                                                                       Chapter 11


1         Wages and salary paid (gross) or incurred                                             1,096,239.57
2         Payroll taxes withheld                                                                  218,102.63
3         Employer payroll tax contribution incurred                                               50,571.48
4         Gross taxable sales                                                                      25,139.00
5         Sales tax collected                                                                       2,222.00
6         Property taxes                                                                           33,641.69
7         Any other taxes (Franchise tax)                                                           1,687.04
8         Date and amount paid over to each taxing agency for
          taxes identified in items 2, 3, and 5 above (see notes
          below):


2&3 Payroll taxes withheld are paid through our POE and are paid the day after employees are paid
        Employees are paid on the 15th and the last day of the month.

5       Sales tax collected was paid on November 13, 2003 to the state of California
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United States Bankruptcy Court
Southern District of New York


Debtors:  Radio Unica Communications Corp., et al.             Case No. 03-16837
                                                               Chapter 11


All insurance policies are fully paid for the current period and amounts for workers compensation and disability insurance have been paid.